--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): MARCH 28, 1997

                                 U S WEST, INC.

             (Exact name of registrant as specified in its charter)

    A DELAWARE CORPORATION             COMMISSION FILE            IRS EMPLOYER
                                                                 IDENTIFICATION
   (STATE OF INCORPORATION)             NUMBER 1-8611            NO. 84-0926774

               7800 EAST ORCHARD ROAD, ENGLEWOOD, COLORADO 80111
          (Address of principal executive offices, including Zip Code)

                        TELEPHONE NUMBER (303) 793-6500
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 U S WEST, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma combined statements of operations of U S WEST, Inc. ("U S WEST") and U S WEST Media Group ("Media Group") for the year ended December 31, 1996, give effect to (i) the November 15, 1996 merger (the "Merger") between a wholly owned subsidiary of U S WEST and Continental Cablevision, Inc. ("Continental"), (ii) U S WEST's refinancing of Continental's revolving debt facilities following the Merger through the issuance of U S WEST notes and debentures (the "U S WEST Refinancing"), (iii) the October 1996 acquisition by Continental of the remaining 62.1% interest in Meredith/New Heritage Strategic Partners, L.P. (the "MN/H Buyout"), (iv) the redemption by Teleport Communications Group, Inc. ("TCG") of a portion of the shares of common stock of TCG owned by Continental and the reclassification of Continental's remaining interest in TCG from an investment accounted for on the equity method to a marketable security (the "TCG Transaction") and (v) the consummation of Phase II of a joint venture between U S WEST and AirTouch Communications, Inc. ("AirTouch"). Upon consummation of Phase II of the joint venture, the domestic cellular properties of U S WEST and AirTouch will be combined (the "U S WEST/AirTouch Joint Venture"), as though each transaction had occurred as of January 1, 1996. The following unaudited pro forma condensed combined balance sheets of U S WEST and the Media Group at December 31, 1996, give effect to the consummation of the U S WEST/AirTouch Joint Venture, as though it had occurred on December 31, 1996.

    The pro forma adjustments are based on available information and certain assumptions that U S WEST's management believes are reasonable and are described in the notes accompanying the unaudited pro forma condensed combined balance sheets and the unaudited pro forma condensed combined statements of operations. The unaudited pro forma financial information does not purport to represent what U S WEST or Media Group's financial position or results of operations would actually have been had the transactions actually occurred at such dates or to project U S WEST or Media Group's financial position or results of operations at or for any future date or period. In the opinion of U S WEST's management, all adjustments necessary to present fairly such unaudited pro forma financial information have been made.

    The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of U S WEST, Media Group, and Continental, including the notes thereto.

THE MERGER

    U S WEST accounted for the Merger by the purchase method of accounting. Accordingly, U S WEST's cost to acquire Continental of approximately $11.7 billion was allocated to the assets acquired and liabilities assumed according to their respective fair values. The $8.0 billion excess of the purchase price over the net tangible assets acquired at December 31, 1996, and goodwill related to a deferred income tax liability of $3.3 billion, is being amortized over 25 years, except for intangible assets allocated to Continental's equity method investments, which is being amortized over 15 years. Amortization related to Continental's equity method investments is being recorded as a component of equity losses in unconsolidated ventures. The intangible assets acquired consist principally of the cable television franchises of Continental and goodwill.

    The purchase price and the excess of the purchase price over the net tangible assets acquired at November 15, 1996, follows (in millions):

Purchase Price:
  Media Stock issued...............................................  $   2,590
  Series D Preferred Stock issued at fair value....................        920
  Cash paid through issuance of commercial paper...................      1,142
  Acquisition costs................................................         22
                                                                     ---------
  Total consideration..............................................      4,674
  Debt and other liabilities assumed at fair value.................      7,048
                                                                     ---------
  Purchase price, excluding deferred income tax gross up...........  $  11,722
                                                                     ---------
                                                                     ---------
Excess of Purchase Price over Net Tangible Assets Acquired:
  Purchase price...................................................  $  11,722
  Net tangible assets acquired (including acquisitions)............      3,759
                                                                     ---------
  Excess of purchase price over net tangible assets acquired.......      7,963
  Deferred income tax gross up.....................................      3,324
                                                                     ---------
  Total intangible assets acquired.................................  $  11,287
                                                                     ---------
                                                                     ---------
Allocation of intangible assets:
  Identifiable intangible assets, primarily cable television
    franchises.....................................................  $   7,203
  Goodwill.........................................................      3,710
  Investments in other unconsolidated ventures.....................        374

    The final allocation of the purchase price is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to reflect the effects of the final allocation in the accompanying unaudited pro forma condensed combined statement of operations.

    The impact on U S WEST's financial position from the disposition of certain Continental properties, as required by federal rules governing cross-ownership by telephone companies of cable companies and provision of "in-region" interLATA services, is not expected to be material to the pro forma financial statements and, accordingly, has not been reflected in the unaudited pro forma condensed combined financial statements.

U S WEST/AIRTOUCH JOINT VENTURE

    In July 1994, U S WEST signed a definitive agreement with AirTouch to combine their domestic cellular properties into a partnership in a multi-phased transaction. During Phase I, which commenced on November 1, 1995, the partners are operating their cellular properties separately. A wireless management company has been formed and is providing services to both companies on a contract basis. In Phase II, the partners will combine their domestic properties subject to obtaining certain authorizations and partnership approvals. The passage of the Telecommunications Act of 1996 has removed significant regulatory barriers to completion of Phase II.

    U S WEST's domestic cellular assets and related liabilities will be contributed to the U S WEST/ AirTouch Joint Venture at historical cost after which the equity method of accounting will be applied. The equity method of accounting requires recognition of U S WEST's share of the financial condition and operating results of the U S WEST/AirTouch Joint Venture on one line on the balance sheet and statement of operations. The assumed ownership interests for U S WEST and AirTouch approximate 26 percent and 74 percent, respectively, pursuant to the partnership agreement. The actual interests of U S WEST and AirTouch in the capital, income (loss) and cash flows of the joint venture will depend on a number of factors, the outcome of which cannot be reliably estimated. These factors include, among other things, the timing of the actual closing of Phase II and the ability of the parties to contribute certain of their domestic cellular interests to the joint venture. Accordingly, U S WEST cannot predict the actual interest it will have upon the closing of Phase II in the capital, income (loss) or cash flow of the U S WEST/AirTouch Joint Venture. U S WEST's interest in the joint venture will further adjust depending on the timing of the contribution of its investment in PrimeCo Personal Communications L.P. The timing of such contribution is at U S WEST's discretion and will occur either at the closing of Phase II or a date selected by U S WEST, no later than mid-1998. The closing of Phase II is conditioned upon the satisfaction of certain conditions, including the ability of AirTouch and U S WEST to contribute at least 60 percent of their respective domestic cellular interests to the joint venture.

    Some of the cellular interests of AirTouch and U S WEST are subject to consent provisions in connection with certain transactions. In addition, other partnership interests may, under certain circumstances, be subject to rights of first refusal provisions in favor of third parties. The foregoing provisions may or may not preclude certain properties from being contributed to the U S WEST/AirTouch Joint Venture. To the extent any such properties have not been contributed to the U S WEST/AirTouch Joint Venture at the time of Phase II closing, U S WEST and AirTouch are obligated throughout the life of the U S WEST/AirTouch Joint Venture to continue to use reasonable efforts to effect such contribution. U S WEST and AirTouch have agreed that, in the event that either is unable to contribute all of its domestic cellular interests to the U S WEST/AirTouch Joint Venture, the parties will restructure, among other things, the allocation of profits and losses and the distribution of cash and property of the U S WEST/AirTouch Joint Venture or, to the extent such a restructuring is not feasible, to otherwise compensate each party to achieve the same economic result each party would have obtained if all of the parties' domestic cellular properties had been contributed to the joint venture at the Phase II closing. As a result, U S WEST cannot predict the actual interest it will have in the U S WEST/AirTouch Joint Venture upon Phase II closing.

    In February 1997, the King County Superior Court in Washington state ruled that Media Group violated the terms of its partnership agreement with its minority partners in the Seattle market by entering into the joint venture agreement with AirTouch. The Media Group has obtained a stay of the ruling pending its appeal. Similar litigation has been filed in other jurisdictions regarding other cellular partnerships by the same minority partner that brought the Seattle litigation. The Company believes it will ultimately be successful in all such litigation. Media Group expects that Phase II closing will occur in the second half of 1997.

    The following pro forma information reflects the assumption that all domestic cellular properties are contributed to the U S WEST/AirTouch Joint Venture. U S WEST believes this assumption is reasonable because of the continuing obligations of U S WEST and AirTouch to affect the contribution of their respective domestic cellular assets to the U S WEST/AirTouch Joint Venture. In addition, management believes the effect on U S WEST's financial position and results of operations if certain domestic cellular properties are not contributed to the U S WEST/AirTouch Joint Venture would not be material.

                                 U S WEST, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996
                 DOLLARS IN MILLIONS (EXCEPT PER SHARE AMOUNTS)

                                                                                                          U S WEST      U S WEST/
                                                                        CONTINENTAL PRO     U S WEST      PRO FORMA   AIRTOUCH JOINT
                                             U S WEST     CONTINENTAL        FORMA        ADJUSTMENTS      FOR THE       VENTURE
                                            HISTORICAL    HISTORICAL      ADJUSTMENTS    FOR THE MERGER    MERGER      ADJUSTMENTS
                                            -----------  -------------  ---------------  --------------  -----------  --------------
Sales and other revenues..................   $  12,911    $   1,667(A)   $      40(B)                     $  14,618    $  (1,119)(N)

Employee-related expenses.................       4,412          452(A)           7(B)     $     (90)(E)       4,781         (173)(N)
Other operating expenses..................       2,671          609(A)          13(B)                         3,293         (538)(N)
Taxes other than income taxes.............         429           20(A)                                          449          (18)(N)
Depreciation and amortization.............       2,544          422(A)                          334(F)        3,300         (147)(N)
                                            -----------  -------------       -----            -----      -----------     -------
Total operating expenses..................      10,056        1,503             20              244          11,823         (876)
                                            -----------  -------------       -----            -----      -----------     -------
Income (loss) from operations.............       2,855          164             20             (244)          2,795         (243)
Other income (expense):
  Interest expense........................        (612)        (416)(A)                         (99)(G)      (1,127)           1(N)
  Equity (losses) income in unconsolidated
    ventures..............................        (346)        (154)(A)         15(C)            (8)(H)        (386)         195(N)
                                                                                                107(I)                         8(O)
  Gain on sale of rural telephone
    exchanges.............................          59                                                           59
  Guaranteed minority interest expense....         (55)                                                         (55)
  Other income (expense) net..............         (61)          36(A)                           20(J)          (74)          32(N)
                                                                                                (69)(K)
                                            -----------  -------------       -----            -----      -----------     -------
Income (loss) before income taxes and
  cumulative effect of change in
  accounting principle....................       1,840         (370)            35             (293)          1,212           (7)
Provision (benefit) for income taxes......        (696)          80(A)         (14)(D)          120(D)         (510)           3(D)
                                            -----------  -------------       -----            -----      -----------     -------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE..........       1,144         (290)            21             (173)            702           (4)
Dividend and preferences on preferred
  stock...................................          (9)         (38)(A)                          (3)(L)         (50)
                                            -----------  -------------       -----            -----      -----------     -------
Income (loss) before cumulative effect of
  change in accounting principle available
  for common stock........................   $   1,135    $    (328)     $      21        $    (176)      $     652    $      (4)
                                            -----------  -------------       -----            -----      -----------     -------
                                            -----------  -------------       -----            -----      -----------     -------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING PRINCIPLE PER SHARE OF
  COMMUNICATIONS STOCK....................   $    2.55                                                    $    2.55
                                            -----------                                                  -----------
                                            -----------                                                  -----------
AVERAGE SHARES OF COMMUNICATIONS STOCK
  OUTSTANDING (MILLIONS)..................      477.55                                                       477.55
                                            -----------                                                  -----------
                                            -----------                                                  -----------
INCOME (LOSS) PER SHARE OF MEDIA STOCK....   $   (0.16)                                                   $   (0.90)(M)
                                            -----------                                                  -----------
                                            -----------                                                  -----------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
  (MILLIONS)..............................      491.92                                                       623.20(M)
                                            -----------                                                  -----------
                                            -----------                                                  -----------


                                              U S WEST
                                              PRO FORMA
                                            -------------
Sales and other revenues..................    $  13,499
Employee-related expenses.................        4,608
Other operating expenses..................        2,755
Taxes other than income taxes.............          431
Depreciation and amortization.............        3,153
                                            -------------
Total operating expenses..................       10,947
                                            -------------
Income (loss) from operations.............        2,552
Other income (expense):
  Interest expense........................       (1,126)
  Equity (losses) income in unconsolidated
    ventures..............................         (183)

  Gain on sale of rural telephone
    exchanges.............................           59
  Guaranteed minority interest expense....          (55)
  Other income (expense) net..............          (42)

                                            -------------
Income (loss) before income taxes and
  cumulative effect of change in
  accounting principle....................        1,205
Provision (benefit) for income taxes......         (507)
                                            -------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE..........          698
Dividend and preferences on preferred
  stock...................................          (50)
                                            -------------
Income (loss) before cumulative effect of
  change in accounting principle available
  for common stock........................    $     648
                                            -------------
                                            -------------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING PRINCIPLE PER SHARE OF
  COMMUNICATIONS STOCK....................    $    2.55
                                            -------------
                                            -------------
AVERAGE SHARES OF COMMUNICATIONS STOCK
  OUTSTANDING (MILLIONS)..................       477.55
                                            -------------
                                            -------------
INCOME (LOSS) PER SHARE OF MEDIA STOCK....    $   (0.91)
                                            -------------
                                            -------------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
  (MILLIONS)..............................       623.20
                                            -------------
                                            -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                 U S WEST, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            AS OF DECEMBER 31, 1996

                              DOLLARS IN MILLIONS

                                                                                                            U S WEST/
                                                                                                          AIRTOUCH JOINT
                                                                                              U S WEST       VENTURE
                                                                                             HISTORICAL    ADJUSTMENTS
                                                                                             -----------  --------------
ASSETS
Total current assets.......................................................................   $   3,112    $    (202)(P)
Property, plant and equipment--net.........................................................      18,281         (918)(P)
Investment in Time Warner Entertainment....................................................       2,477
Investments in other unconsolidated ventures...............................................       1,548        1,058(P)
Intangible assets--net.....................................................................      12,595         (427)(P)
Net investment in assets held for sale.....................................................         409
Other assets...............................................................................       2,433           (9)(P)
                                                                                             -----------      ------
Total assets...............................................................................   $  40,855    $    (498)
                                                                                             -----------      ------
                                                                                             -----------      ------

LIABILITIES AND EQUITY
Total current liabilities..................................................................   $   6,074    $    (372)(P)
Long-term debt.............................................................................      14,300
Deferred taxes, credits and other..........................................................       7,801         (126)(P)
Redeemable preferred securities............................................................       1,131
Total equity...............................................................................      11,549
                                                                                             -----------      ------
Total liabilities and equity...............................................................   $  40,855    $    (498)
                                                                                             -----------      ------
                                                                                             -----------      ------


                                                                                              U S WEST
                                                                                              PRO FORMA
                                                                                             -----------
ASSETS
Total current assets.......................................................................   $   2,910
Property, plant and equipment--net.........................................................      17,363
Investment in Time Warner Entertainment....................................................       2,477
Investments in other unconsolidated ventures...............................................       2,606
Intangible assets--net.....................................................................      12,168
Net investment in assets held for sale.....................................................         409
Other assets...............................................................................       2,424
                                                                                             -----------
Total assets...............................................................................   $  40,357
                                                                                             -----------
                                                                                             -----------
LIABILITIES AND EQUITY
Total current liabilities..................................................................   $   5,702
Long-term debt.............................................................................      14,300
Deferred taxes, credits and other..........................................................       7,675
Redeemable preferred securities............................................................       1,131
Total equity...............................................................................      11,549
                                                                                             -----------
Total liabilities and equity...............................................................   $  40,357
                                                                                             -----------
                                                                                             -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                              U S WEST MEDIA GROUP
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                 DOLLARS IN MILLIONS (EXCEPT PER SHARE AMOUNTS)

                                                                                                          MEDIA GROUP
                                                                         CONTINENTAL PRO   MEDIA GROUP     PRO FORMA
                                             MEDIA GROUP   CONTINENTAL        FORMA        ADJUSTMENTS      FOR THE
                                             HISTORICAL    HISTORICAL      ADJUSTMENTS    FOR THE MERGER     MERGER
                                             -----------  -------------  ---------------  --------------  ------------
Sales and other revenues
  Directory and information services.......   $   1,259                                                   $   1,259
  Wireless communications..................       1,183                                                       1,183
  Cable and telecommunications.............         494    $   1,667(A)   $      40(B)                        2,201
  Other....................................          19                                                          19
                                             -----------  -------------         ---                       ------------
Total sales and other revenues.............       2,955        1,667             40                           4,662
Cost of sales and other revenues...........         966          596(A)          10(B)                        1,572
Selling, general and administrative
  expenses.................................       1,052          485(A)          10(B)     $     (90)(E)      1,457
Depreciation and amortization..............         422          422(A)                          334(F)       1,178
                                             -----------  -------------         ---            -----      ------------
Total operating expenses...................       2,440        1,503             20              244          4,207
                                             -----------  -------------         ---            -----      ------------
Income (loss) from operations..............         515          164             20             (244)           455
Other income (expense):
  Interest expense.........................        (168)        (416)(A)                         (99)(G)       (683)
  Equity (losses) income in unconsolidated
    ventures...............................        (346)        (154)(A)         15(C)            (8)(H)       (386)
                                                                                                 107(I)
  Guaranteed minority interest expense.....         (55)                                                        (55)
  Other income (expense)--net..............         (19)          36(A)                           20(J)         (32)
                                                                                                 (69)(K)
                                             -----------  -------------         ---            -----      ------------
Income (loss) before income taxes..........         (73)        (370)            35             (293)          (701)
Provision (benefit) for income taxes.......           2           80(A)         (14)(D)          120(D)         188
                                             -----------  -------------         ---            -----      ------------
NET INCOME (LOSS)..........................         (71)        (290)            21             (173)          (513)
Dividend and preferences on preferred
  stock....................................          (9)         (38)(A)                          (3)(L)        (50)
                                             -----------  -------------         ---            -----      ------------
Earnings (loss) available for Media
  Stock....................................   $     (80)   $    (328)     $      21        $    (176)     $    (563)
                                             -----------  -------------         ---            -----      ------------
                                             -----------  -------------         ---            -----      ------------
LOSS PER SHARE OF MEDIA STOCK..............   $   (0.16)                                                  $   (0.90)(M)
                                             -----------                                                  ------------
                                             -----------                                                  ------------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
  (MILLIONS)...............................      491.92                                                      623.20(M)
                                             -----------                                                  ------------
                                             -----------                                                  ------------

                                               U S WEST/
                                             AIRTOUCH JOINT
                                                VENTURE      MEDIA GROUP
                                              ADJUSTMENTS     PRO FORMA
                                             --------------  -----------
Sales and other revenues
  Directory and information services.......                   $   1,259
  Wireless communications..................   $  (1,183)(N)      --
  Cable and telecommunications.............                       2,201
  Other....................................                          19
                                                -------      -----------
Total sales and other revenues.............      (1,183)          3,479
Cost of sales and other revenues...........        (307)(N)       1,265
Selling, general and administrative
  expenses.................................        (486)(N)         971
Depreciation and amortization..............        (147)(N)       1,031
                                                -------      -----------
Total operating expenses...................        (940)          3,267
                                                -------      -----------
Income (loss) from operations..............        (243)            212
Other income (expense):
  Interest expense.........................           1(N)         (682)
  Equity (losses) income in unconsolidated
    ventures...............................         195(N)         (183)
                                                      8(O)
  Guaranteed minority interest expense.....                         (55)
  Other income (expense)--net..............          32(N)           --

                                                -------      -----------
Income (loss) before income taxes..........          (7)           (708)
Provision (benefit) for income taxes.......           3(D)          191
                                                -------      -----------
NET INCOME (LOSS)..........................          (4)           (517)
Dividend and preferences on preferred
  stock....................................                         (50)
                                                -------      -----------
Earnings (loss) available for Media
  Stock....................................   $      (4)      $    (567)
                                                -------      -----------
                                                -------      -----------
LOSS PER SHARE OF MEDIA STOCK..............                   $   (0.91)
                                                             -----------
                                                             -----------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
  (MILLIONS)...............................                      623.20
                                                             -----------
                                                             -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                              U S WEST MEDIA GROUP
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1996
                              DOLLARS IN MILLIONS

                                                                                                      U S WEST/
                                                                                          MEDIA     AIRTOUCH JOINT
                                                                                          GROUP        VENTURE      MEDIA GROUP
                                                                                       HISTORICAL    ADJUSTMENTS     PRO FORMA
                                                                                       -----------  --------------  ------------
ASSETS
Total current assets.................................................................   $   1,139    $    (208)(P)   $      931
Property, plant and equipment--net...................................................       4,275         (918)(P)        3,357
Investment in Time Warner Entertainment..............................................       2,477                         2,477
Investments in other unconsolidated ventures.........................................       1,548        1,058(P)         2,606
Intangible assets--net...............................................................      12,595         (427)(P)       12,168
Other assets.........................................................................       2,027           (9)(P)        2,018
                                                                                       -----------      ------      ------------
Total assets.........................................................................   $  24,061    $    (504)      $   23,557
                                                                                       -----------      ------      ------------
                                                                                       -----------      ------      ------------
LIABILITIES AND EQUITY
Total current liabilities............................................................   $   2,716    $    (378)(P)   $    2,338
Long-term debt.......................................................................       8,636                         8,636
Deferred taxes, credits and other....................................................       3,946         (126)(P)        3,820
Redeemable preferred securities......................................................       1,131                         1,131
Total equity.........................................................................       7,632                         7,632
                                                                                       -----------      ------      ------------
Total liabilities and equity.........................................................   $  24,061    $    (504)      $   23,557
                                                                                       -----------      ------      ------------
                                                                                       -----------      ------      ------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    U S WEST, INC. AND U S WEST MEDIA GROUP
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(A) Historical Continental results for the period January 1, 1996 through November 14, 1996 (the "Pre-Merger" period). Certain reclassifications have been made to Continental's results to reflect them on a consistent basis with the unaudited pro forma condensed combined financial statements of U S WEST and Media Group.

(B) Reflects the results of operations related to the M/NH Buyout.

(C) Reflects the reversal of equity losses related to the TCG transaction.

(D) Reflects the estimated income tax effect of the pro forma adjustments.

(E) Reflects the reversal of a charge to Continental's Pre-Merger earnings to reflect changes in Continental's restricted stock purchase program as a result of the Merger.

(F) Reflects incremental amortization expense for the excess of the purchase price over net tangible assets acquired (excluding intangible assets related to Continental's equity method investments), in addition to adjustments to reflect depreciation of tangible cable assets over 6 years. The excess of the purchase price over the net tangible cable assets acquired is being amortized over 25 years.

(G) Represents incremental interest expense of $58 million on the issuance of $1.15 billion of U S WEST commercial paper to fund the cash portion of the Merger consideration. Such interest expense was calculated at U S WEST's commercial paper borrowing rate of 5.76 percent at December 31, 1996. A 1/8 percentage point change in the assumed financing rate would change annual interest expense by $1.44 million. Also reflects incremental interest expense of $41 to reflect the assumption and refinancing of Continental bank debt totaling $3,657 at the Merger date. Such interest expense was calculated at the rate achieved on the U S WEST Refinancing.

(H) Reflects incremental amortization for the excess of the purchase price over the net tangible cable assets acquired related to Continental's equity method investments being amortized over 15 years.

(I) Reflects the reversal of equity losses related to an international joint venture included in Continental's Pre-Merger earnings consistent with U S WEST purchase accounting.

(J) Reflects the reversal of Continental's Merger costs included in Pre-Merger earnings.

(K) Reflects the reversal of a gain associated with the TCG Transaction included in Continental's Pre-Merger earnings.

(L) Dividends associated with the issuance of $1 billion in liquidation value of
    4.5 percent Series D Preferred Stock less Continental's historical accretion of preferred stock preferences.

(M) Media Stock pro forma loss per share assumes the issuance of 150.6 million Media shares of Merger consideration on January 1, 1996.

(N) To deconsolidate U S WEST's domestic cellular revenues and expenses and to reflect, on the equity method of accounting, U S WEST's assumed 26 percent interest in the combined pro forma earnings of the U S WEST/ AirTouch Joint Venture.

(O) To record amortization to income of the implied negative goodwill arising from the difference in the pro forma net book value of assets contributed to the U S WEST/AirTouch Joint Venture and U S WEST's assumed share

    (26 percent) of the total U S WEST/AirTouch Joint Venture net assets. The implied negative goodwill is amortized over 40 years. The implied negative goodwill is determined as follows (in millions):

                                                                                 DECEMBER 31,
                                                                                     1996
                                                                                 -------------
Net book value of assets contributed by U S WEST...............................    $   1,058
Net book value of assets contributed by AirTouch...............................        4,181
                                                                                      ------
Combined net book values contributed...........................................    $   5,239
                                                                                      ------
                                                                                      ------
U S WEST's share at 26 percent.................................................        1,362
Net book value of contribution.................................................        1,058
                                                                                      ------
Implied negative goodwill......................................................    $     304
                                                                                      ------
                                                                                      ------
Annual amortization............................................................    $       8
                                                                                      ------
                                                                                      ------

(P) To deconsolidate and reflect on the equity method of accounting U S WEST's domestic cellular assets and liabilities and reflect their contribution to the U S WEST/AirTouch Joint Venture at historical cost.

ITEM 7. EXHIBITS

  EXHIBIT    DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------

        99   Unaudited Pro Forma Condensed Combined Financial Statements of U S WEST, Inc. and U S WEST Media
               Group for the year ended December 31, 1996.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U S WEST, INC.

                                By:             /s/ STEPHEN E. BRILZ
                                     -----------------------------------------
                                                  Stephen E. Brilz
                                               CORPORATE COUNSEL AND
                                                ASSISTANT SECRETARY

Dated: March 28, 1997